Exhibit 10.3

FIFTH AMENDMENT
TO MERGER AGREEMENT

This FIFTH AMENDMENT TO MERGER AGREEMENT (this “Fifth Amendment”) is dated as of June 21, 2007 and entered into by and among GoFish Corporation, a Nevada corporation (the “Buyer”), BM Acquisition Corp Inc., a Delaware corporation and wholly owned subsidiary of the Buyer (the “Transitory Subsidiary”), Bolt, Inc., a/k/a Bolt Media, Inc., a Delaware corporation (the “Company”), and John Davis, (the “Indemnification Representative”), with reference to that certain Agreement and Plan of Merger dated as of February 11, 2007, by and among the Buyer, the Transitory Subsidiary, the Company and the Indemnification Representative, as amended by the First Amendment to Merger Agreement dated as of March 29, 2007, the Second Amendment to Merger Agreement dated as of May 31, 2007, the Third Amendment to Merger Agreement dated as of June 15, 2007, and the Fourth Amendment to Merger Agreement dated as of June 20, 2007, each by and among the Buyer, the Transitory Subsidiary, the Company and the Indemnification Representative (collectively, the “Merger Agreement”). Capitalized terms used but not defined in this Fifth Amendment shall have the meanings given to such terms in the Merger Agreement.

WHEREAS, the parties hereto have agreed to amend the Merger Agreement to clarify certain conditions to the obligations of the Buyer to conduct the Closing, to memorialize certain additional agreements of the parties, and to provide that the Closing Date shall be on such date as is mutually agreed upon by the parties up to the Termination Date, and to provide that the Termination Date shall be July 13, 2007;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and intending be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I
AMENDMENT TO THE MERGER AGREEMENT

1.1 Section 1.2 of the Merger Agreement is hereby replaced in its entirety with the following:

1.2 The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Morrison & Foerster LLP in San Francisco, California, commencing at 9:00 a.m. local time on such mutually agreeable date, up to the Termination Date, as soon as practicable after the satisfaction or waiver of all conditions (excluding the delivery of any documents to be delivered at the Closing by any of the Parties) set forth in Article V hereof (the “Closing Date”).

1.2 The following Section 5.2(k) is added to the Agreement:

(k) Record Label Litigation. The Company shall have entered into a definitive settlement pursuant to documentation reasonably satisfactory to the Buyer of that certain copyright infringement lawsuit described as UMG Recordings, Inc., et al v. Bolt, Inc., et al, USDC Case No. CV06-Q6577-AHM, pending in the Federal District Court for the Central District of California and definitive settlement agreements covering claims that are substantially comparable to the claims made in the UMG litigation by each of Sony, BMG Entertainment, Warner Music Group, and EMI Recorded Music and the major publishers that provide for initial cash payments to be made at the time of execution and satisfaction of conditions set forth therein that in the aggregate do not exceed $1,000,000 and for additional cash payments to be made no sooner than July 1, 2008 that in the aggregate do not exceed $3,000,000, and 2.5 million shares of the Buyer’s Common Stock , exclusive of any advertising credits or other in kind consideration.

1.3 The following Section 4.11 is hereby added to the Merger Agreement:

4.11 Interim Transactions.

(a) Buyer and the Company acknowledge that Buyer has advanced to the Company a total of $450,000 for use by Buyer as working capital and to fund various obligations of Buyer. Buyer and the Company have previously agreed that the amount of such advances would be applied to reduce the amount of any payment otherwise due from Buyer to the Company pursuant to Section 7.2 by reason of the Company’s termination of the Agreement pursuant to Sections 7.1(c) or 7.1(f), and such payment amount would have been, as of the date of this Fifth Amendment but without giving effect to it, be $1,050,000.

(b) Simultaneously with the execution of this Fourth Amendment, Buyer shall loan the Company $600,000 (the “Loan”) pursuant to a secured promissory note in the form of Exhibit A which shall be secured by a first priority lien against all of the Company’s tangible and intangible assets pursuant to a Security Agreement and Patent and Trademark Security Agreement in the forms of Exhibit B and Exhibit C, respectively. The Company has directed that Buyer pay $250,000 of this loan to a third party creditor of the Company.

1.4 Section 7.1(e) of the Merger Agreement, as amended, is hereby replaced in its entirety with the following:

(e) the Buyer may terminate this Agreement if the Closing shall not have occurred on or before July 13, 2007 (the “Termination Date”) by reason of the failure of any condition precedent under Section 5.1 or 5.2 hereof (unless the failure results primarily from a breach by the Buyer or the Transitory Subsidiary of any representation, warranty or covenant contained in this Agreement);

1.5 Section 7.3 of the Merger Agreement is hereby replaced in its entirety with the following:

7.2 Effects of Termination. If any Party terminates this Agreement pursuant to Section 7.1, other than a termination by the Company pursuant to Section 7.1(c) or 7.1(f) or a termination by Company or the Buyer pursuant to Section 7.1(g), all obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party for willful breaches of this Agreement). Notwithstanding the foregoing, the obligations of the Parties pursuant to Section 4.5(c) shall survive termination of this Agreement. In the event of a termination on or before the Termination Date by the Company or pursuant to Section 7.1(g) then, the Company shall pay the Buyer the greater of (x) $5,000,000 or (y) 25% of the amounts payable to the Company or its stockholders pursuant to such Superior Offer. In the event of a termination by the Company pursuant to Section 7.1(c) or 7.1(f) then Buyer shall immediately issue to the Company 300,000 shares of the Buyer’s common stock (the value of which the parties agree shall be $480,000) and shall forgive $100,000 of the Company’s obligations under the Loan (and the $1,050,000 amount referred to in 4.11(a) shall not be payable). Each Party acknowledges that the agreements contained in this Section 7.2 are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty, and that, without these agreements, the other Parties would not enter into this Agreement.

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ARTICLE II
MISCELLANEOUS

2.1  Effect on Merger Agreement. On and after the date of this Fourth Amendment each reference in the Merger Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Merger Agreement shall mean and be a reference to the Merger Agreement, as amended by this Fourth Amendment. Except as specifically amended by this Fourth Amendment, the Merger Agreement shall remain in full force and effect and is hereby ratified and confirmed.

2.2  Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

2.3  Counterparts; Facsimile. This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and facsimile signatures shall be deemed, for the purposes of this Fourth Amendment, original signatures.

2.4  Severability. Any term or provision of this Fourth Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Fourth Amendment shall be enforceable as so modified.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the date first above written.

GOFISH CORPORATION

By: /s/ Tabreez Verjee
Name:Tabreez Verjee
Title: President

BM ACQUISITION CORP INC.

By: /s/ Tabreez Verjee
Name:Tabreez Verjee
Title: President

BOLT, INC.

By: /s/ Aaron Cohen
Name:Aaron Cohen
Title:Chief Executive Officer

INDEMNIFICATION REPRESENTATIVE.

By: /s/ John Davis
Name:John Davis

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EXHIBIT A

PROMISSORY NOTE

$600,000	Dated: June 22, 2007

FOR VALUE RECEIVED, the undersigned, Bolt, Inc., a Delaware corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of GoFish Corporation, a Nevada corporation (the “Lender”), the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000), on the first to occur of (1) an Insolvency Event (defined below), (2) the termination of the Merger Agreement (defined below), and (3) July 31, 2007 (collectively, the “Maturity Date”).

The Borrower further promises to pay interest on the outstanding principal amount of this Promissory Note (this “Note”) from the date hereof until the Maturity Date, at the Maturity Date, at the rate of 8% per annum. In the event that any amount of principal or interest, or any other amount payable hereunder, is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at a rate per annum which is 2% higher than the rate of interest set forth above.  All computations of interest shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

All payments hereunder shall be made in lawful money of the United States of America and in same day or immediately available funds, to the Lender, in accordance with the Lender’s payment instructions.

Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in California

In no event shall the Borrower be obligated to pay the Lender interest, charges or fees at a rate in excess of the highest rate permitted by applicable law.

The Borrower may upon prior notice to the Lender not later than five Business Days prior to the proposed prepayment date, prepay the outstanding amount hereof in whole or in part at any time, without premium or penalty. Together with any such prepayment the Borrower shall pay accrued interest on the amount prepaid.

So long as any amount payable by the Borrower hereunder shall remain unpaid, (i) the Borrower will furnish to the Lender from time to time such information respecting the Borrower’s financial condition and the Collateral (as defined below) as the Lender may from time to time reasonably request, and (ii) except as expressly contemplated by the Merger Agreement, the Borrower will not merge with or consolidate into any entity (unless the Borrower is the surviving entity), or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets.

The Borrower represents and warrants to the Lender that: (i) the Borrower is duly organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, and has all requisite power and authority to execute, deliver and perform its obligations under this Note; (ii) the execution, delivery and performance by the Borrower of this Note have been duly authorized by all necessary action of the Borrower and do not and will not (A) contravene the terms of the articles or certificate of incorporation, or bylaws, or other applicable organizational documents, of the Borrower, or result in a breach of or constitute a default under any material lease, instrument, contract or other agreement to which the Borrower is a party or by which it or its properties may be bound or affected; or (B) violate any provision of any law, rule, regulation, order, judgment, decree or the like binding on or affecting the Borrower; and (iii) this Note is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

The occurrence and continuance of any of the following shall constitute an “Event of Default” under this Note:

(1) the failure to make any payment of principal, interest or any other amount payable hereunder when due under this Note which continues after two (2) days notice in writing;

(2) Any representation or warranty by the Borrower under or in connection with this Note shall prove to have been incorrect in any material respect when made or deemed made;

(3) The material breach of any other condition or obligation under this Note;

(4) the Borrower shall admit in writing its inability to pay its debts (including its payrolls) as such debts become due, or shall make a general assignment for the benefit of creditors; or the Borrower shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act of 1978, as amended or recodified from time to time (the “Bankruptcy Code”) or under any other state or federal law relating to bankruptcy, insolvency or reorganization granting relief to debtors, whether now or hereafter in effect, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against the Borrower pursuant to the Bankruptcy Code or any such other state or federal law; or the Borrower shall be adjudicated a bankrupt, or shall apply for or consent to the appointment of any custodian, receiver, trustee or liquidator for all or any substantial part of the Borrower’s property, or shall take any action to authorize any of the actions set forth above in this paragraph; or an involuntary petition seeking any of the relief specified in this paragraph shall be filed against the Borrower; or any order for relief shall be entered against the Borrower in any involuntary proceeding under the Bankruptcy Code or any such other state or federal law referred to in this paragraph 4 (each an “Insolvency Event”);

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(5) the Borrower shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), (ii) suspend its operations other than in the ordinary course of business, or (iii) take any action to authorize any of the actions or events set forth above in this paragraph 5;

(6) the material breach of any covenant under the Merger Agreement (as defined below) beyond the grace period, if any, specified therein;

(7) any event of default under the Security Agreement (defined below) shall have occurred and be continuing; or the Security Agreement or any of the other documents relating to the Collateral after delivery thereof shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or the Borrower shall contest in any manner the validity or enforceability thereof, or the Borrower shall deny that it has any further liability or obligation thereunder; or the Security Agreement or any of the other documents relating to the Collateral for any reason, except to the extent permitted by the terms thereof, shall cease to create a valid and perfected first priority lien in any of the Collateral purported to be covered thereby.

Upon the occurrence and continuance of any Event of Default, the Lender, at its option, may (i) by notice to the Borrower, declare the unpaid principal amount of this Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be immediately due and payable, whereupon the unpaid principal amount of this Note, all such interest and all such other amounts shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, the result which would otherwise occur only upon giving of notice by the Lender to the Borrower as specified above shall occur automatically, without the giving of any such notice; and (ii) whether or not the actions referred to in clause (i) have been taken, exercise any or all of the Lender’s rights and remedies under the Security Agreement and the Merger Agreement and proceed to enforce all other rights and remedies available to the Lender under applicable law.

The Borrower agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys’ fees and disbursements) that the Lender incurs in connection with enforcement or attempted enforcement of this Note, or the protection or preservation of the Lender’s rights under this Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

The Borrower hereby waives diligence, demand, presentment, protest or further notice of any kind.

Time is of the essence for the performance of each and every obligation under this Note.

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The Borrower agrees to make all payments under this Note without setoff or deduction and regardless of any counterclaim or defense, including, without limitation, any deduction or setoff arising out of or in connection with that certain Agreement and Plan of Merger dated as of February 11, 2007 by and among the Lender, BM Acquisition Corp. Inc., the Borrower, and John Davis, as amended (together with any amendments thereto, the “Merger Agreement”), except as expressly contemplated by Section 7.2 of the Merger Agreement; provided, however, that no payment hereunder shall be deemed to be a waiver of any right or claim that the Borrower may have under the Merger Agreement. The Borrower represents and warrants to the Lender that, to the best of Borrower’s knowledge and except as expressly contemplated by Section 7.2 of the Merger Agreement, there is no claim, defense, counterclaim or set-off which could be asserted by or is available to the Borrower against the Lender.

No single or partial exercise of any power under this Note shall preclude any other or further exercise of such power or exercise of any other power. No delay or omission on the part of the Lender in exercising any right under this Note shall operate as a waiver of such right or any other right hereunder.

This Note shall be binding on the Borrower and its successors and assigns, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Note and their respective successors and assigns. The Borrower may not assign or transfer this Note or any of its obligations hereunder without the Lender’s prior written consent.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and mailed (by certified or registered mail), sent or delivered (i) if to the Lender, GoFish Corporation, 500 Third Street, Suite 260, San Francisco, CA 94107, facsimile (415) 738-8834, attn: Michael Downing, President and Chief Executive Officer; and (ii) if to the Borrower, at or to its address or facsimile number set forth below its name on the signature page hereof, or at or to such other address or facsimile number as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective (i) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (ii) if sent by facsimile transmission, when sent.

This Note is secured by certain collateral (the “Collateral”) more specifically described in that certain Security Agreement each of even date herewith between the Borrower and the Lender, and that certain Patent and Trademark Security Agreement of even date herewith between the Borrower and the Lender (collectively, the “Security Agreement”).

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CALIFORNIA LAW.

The Borrower hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the Federal courts of the United States sitting in the City of San Francisco, California for the purpose of any action or proceeding arising out of or relating to this Note and any other documents and instruments relating hereto, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

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THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, THE LENDER, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS NOTE. IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN THE PRECEEDING PARAGRAPH IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, THE BORROWOR HEREBY AGREES, AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY AGREES, AS FOLLOWS:

(1) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBPARAGRAPH 2 BELOW, ANY CLAIM WILL BE RESOLVED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1.

(2) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF), (C) APPOINTMENT OF A RECEIVER AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS NOTE DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PROCEEDING PURSUANT TO THIS NOTE.

(3) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). A REQUEST FOR APPOINTMENT OF A REFEREE MAY BE HEARD ON AN EX PARTE OR EXPEDITED BASIS, AND THE PARTIES AGREE THAT IRREPARABLE HARM WOULD RESULT IF EX PARTE RELIEF IS NOT GRANTED.

(4) ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

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(5) THE REFEREE SHALL APPLY THE RULES OF DISCOVERY AND EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA TO THE REFERENCE PROCEEDING AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

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IN WITNESS WHEREOF, the Borrower has duly executed this Note, as of the date first above written.

BOLT, INC.

By:
Name:
Title:
Address:

EXHIBIT B

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of June 22, 2007, is made between Bolt, Inc., a Delaware corporation (“Debtor”) and GoFish Corporation, a Nevada corporation (“Secured Party”).

Debtor and Secured Party hereby agree as follows:

SECTION 1  Definitions; Interpretation.

(a)  All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note (as defined below).

(b)  As used in this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“Documents” means this Agreement, the Note, the Patent and Trademark Security Agreement, the Merger Agreement, and all other certificates, documents, agreements and instruments delivered to Secured Party under the Note or in connection with the Obligations.

“Event of Default” has the meaning set forth in Section 7.

“Lien” means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

“Note” means that certain Promissory Note of even date herewith made by Debtor in favor of Secured Party, as amended, modified, renewed, extended or replaced from time to time.

“Obligations” means the indebtedness, liabilities and other obligations of Debtor to Secured Party, whether created under, arising out of or in connection with the Note, any of the other Documents or otherwise, including, without limitation, all unpaid principal of the Note, all interest accrued thereon, all fees and all other amounts payable by Debtor to Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including interest that accrues after the commencement by or against Debtor of any bankruptcy or insolvency proceeding naming such Person as the debtor in such proceeding.

“Partnership and LLC Collateral” has the meaning set forth in Section 5.

“Permitted Lien” means (i) any Lien in favor of Secured Party; (ii) any Liens existing as of the date hereof and previously disclosed in writing to Secured Party; (iii) Liens (A) upon or in any property acquired or held by Debtor or any of its subsidiaries to secure the purchase price of such property or indebtedness incurred solely for the purpose of financing the acquisition of such property, or (B) existing on such property at the time of its acquisition, provided that the Lien in either case is confined solely to the property so acquired and improvements thereon and does not exceed $10,000 in the aggregate; (iv) Liens on assets of Persons that become subsidiaries of Debtor after the date hereof, provided that such Liens existed at the time the respective Persons became subsidiaries of Debtor and were not created in anticipation thereof; and (v) other Liens that arise in the ordinary course of business and do not materially impair Debtor’s ownership or use of the Collateral or the value thereof.

“Person” means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

“Pledged Collateral” means Debtor’s (i) investment property and (ii) Partnership and LLC Collateral, including any ownership interests in any subsidiaries of Debtor.

“Pledged Collateral Agreements” means any shareholders agreement, operating agreement, partnership agreement, voting trust, proxy agreement or other agreement or understanding with respect to any Pledged Collateral.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California.

(c)  Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

(d)  In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2  Security Interest. As security for the payment and performance of the Obligations, Debtor hereby grants to Secured Party a security interest in all of Debtor’s right, title and interest in, to and under all of its personal property, wherever located and whether now existing or owned or hereafter acquired or arising, including all accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment (including all fixtures), general intangibles (including, without limitation, all internet domain names and associated URL addresses, including the domain name “Bolt.com” and associated URL addresses), instruments, inventory, investment property, letter-of-credit rights, money and all products, proceeds and supporting obligations of any and all of the foregoing (collectively, the “Collateral”). This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 18 hereof. Anything herein to the contrary notwithstanding, in no event shall the Collateral include, and Debtor shall not be deemed to have granted a security interest in, any of Debtor’s right, title or interest in any of the outstanding voting capital stock or other ownership interests of a Controlled Foreign Corporation (as defined below) in excess of 65% of the voting power of all classes of capital stock or other ownership interests of such Controlled Foreign Corporation entitled to vote; provided that (i) immediately upon the amendment of the Internal Revenue Code to allow the pledge of a greater percentage of the voting power of capital stock or other ownership interests in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and Debtor shall be deemed to have granted a security interest in, such greater percentage of capital stock or other ownership interests of each Controlled Foreign Corporation; and (ii) if no adverse tax consequences to Debtor shall arise or exist in connection with the pledge of any Controlled Foreign Corporation, the Collateral shall include, and Debtor shall be deemed to have granted a security interest in, such Controlled Foreign Corporation. As used herein, “Controlled Foreign Corporation” shall mean a “controlled foreign corporation” as defined in the Internal Revenue Code.

SECTION 3  Financing Statements and other Action.

(a)  Debtor hereby authorizes Secured Party to file at any time and from time to time any financing statements describing the Collateral, and Debtor shall execute and deliver to Secured Party, and Debtor hereby authorizes Secured Party to file (with or without Debtor’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Secured Party, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, Debtor ratifies and authorizes the filing by Secured Party of any financing statements filed prior to the date hereof.

(b)  Debtor will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party’s security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(c)  Upon request of Secured Party, Debtor (i) shall cause certificates to be issued in respect of any uncertificated Pledged Collateral, (ii) shall exchange certificated Pledged Collateral for certificates of larger or smaller denominations, and (iii) shall cause any securities intermediaries to show on their books that Secured Party is the entitlement holder with respect to any Pledged Collateral.

(d)  Upon request of Secured Party, Debtor (i) shall cause certificates to be issued in respect of any uncertificated Pledged Collateral, (ii) shall exchange certificated Pledged Collateral for certificates of larger or smaller denominations, and (iii) shall cause any securities intermediaries to show on their books that Secured Party is the entitlement holder with respect to any Pledged Collateral.

(e)  Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper.

SECTION 4  Representations and Warranties. Debtor represents and warrants to Secured Party that:

(a)  Debtor is duly organized, validly existing and in good standing under the law of the jurisdiction of its organization and has all requisite power and authority to execute, deliver and perform its obligations under the Documents.

(b)  The execution, delivery and performance by Debtor of the Documents have been duly authorized by all necessary action of Debtor, and the Documents constitute the legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with its terms.

(c)  No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Debtor of the Documents, except for any filings necessary to perfect any Liens on any Collateral.

(d)  Debtor’s chief executive office and principal place of business (as of the date of this Agreement) is located at the address set forth in Schedule 1; Debtor’s jurisdiction of organization and organizational identification number are set forth in Schedule 1; Debtor’s exact legal name is as set forth in the first paragraph of this Agreement; and all other locations where Debtor conducts business or Collateral is kept (as of the date of this Agreement) are set forth in Schedule 2.

(e)  Debtor has rights in or the power to transfer the Collateral, and Debtor is the sole and complete owner of the Collateral, free from any Lien other than Permitted Liens.

(f)  All of Debtor’s U.S. and foreign patents and patent applications, copyrights (whether or not registered), applications for copyright, trademarks, service marks and trade names (whether registered or unregistered), and applications for registration of such trademarks, service marks and trade names, are set forth in Schedule 2.

(g)  No control agreements exist with respect to any Collateral other than control agreements in favor of Secured Party.

(h)  The names and addresses of all financial institutions and other Persons at which Debtor maintains its deposit and securities accounts, and the account numbers and account names of such accounts, are set forth in Schedule 1.

(i)   Schedule 3 lists Debtor’s ownership interests in each of its subsidiaries as of the date hereof.

(j)  Debtor is and will be the legal record and beneficial owner of all Pledged Collateral, and has or will have good and marketable title thereto.

(k)  Except as disclosed in writing to Secured Party, there are no Pledged Collateral Agreements which affect or relate to the voting or giving of written consents with respect to any of the Pledged Collateral. Each Pledged Collateral Agreement contains the entire agreement between the parties thereto with respect to the subject matter thereof, has not been amended or modified, and is in full force and effect in accordance with its terms. To the best knowledge of Debtor, there exists no material violation or material default under any Pledged Collateral Agreement by Debtor or the other parties thereto. Debtor has not knowingly waived or released any of its material rights under or otherwise consented to a material departure from the terms and provisions of any Pledged Collateral Agreement.

SECTION 5  Covenants. So long as any of the Obligations remain unsatisfied, Debtor agrees that:

(a)  Debtor shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party’s right or interest in, the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

(b)  Debtor shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

(c)  Debtor shall give prompt written notice to Secured Party (and in any event not later than 30 days following any change described below in this subsection) of: (i) any change in the location of Debtor’s chief executive office or principal place of business; (ii) any change in the locations set forth in Schedule 1; (iii) any change in its name; (iv) any changes in its identity or structure in any manner that might make any financing statement filed hereunder incorrect or misleading; (v) any change in its registration as an organization (or any new such registration); or (vi) any change in its jurisdiction of organization; provided that Debtor shall not locate any Collateral outside of the United States nor shall Debtor change its jurisdiction of organization to a jurisdiction outside of the United States.

(d)  Debtor shall carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where Debtor operates. Insurance on the Collateral shall name Secured Party as additional insured and as loss payee. Upon the request of Secured Party, Debtor shall furnish Secured Party from time to time with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies. Debtor shall also furnish to Secured Party from time to time upon the request of Secured Party a certificate of Debtor’s insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid and that such policies are in full force and effect. All insurance policies required under this subsection (d) shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed without at least 30 days’ prior written notice to Debtor and Secured Party. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle Secured Party to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this subsection (d) or otherwise to obtain similar insurance in place of such policies, in each case at the expense of Debtor.

(e)  All insurance policies shall provide that any losses payable thereunder be payable directly to Secured Party unless written authority to the contrary is obtained. In the event that Debtor shall receive any proceeds of any insurance (other than in respect of third party liability insurance) it shall immediately cause such proceeds to be paid over to Secured Party. If the Collateral shall be materially damaged or destroyed, in whole or in part, by fire or other casualty, Debtor shall give prompt notice thereof to Secured Party. Additionally, Debtor shall in any event promptly give Secured Party notice of all reports made to insurance companies in respect of any claim in excess of $10,000. No settlement on account of any loss covered by insurance shall be made for less than insured value without the consent of Secured Party. In its sole discretion Secured Party may apply all or any portion of such insurance proceeds to the payment of Obligations or may release all or any portion thereof to Debtor.

(f)  Debtor shall keep the Collateral free of all Liens except Permitted Liens.

(g)  Debtor shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

(h)  Debtor shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral, except in connection with any transactions expressly permitted by the Note or any other Document.

(i)  If and when Debtor shall obtain rights to any new patents, trademarks, service marks, trade names or copyrights, or otherwise acquire or become entitled to the benefit of, or apply for registration of, any of the foregoing, Debtor (i) shall promptly notify Secured Party thereof and (ii) hereby authorizes Secured Party to modify, amend, or supplement Schedule 2 and from time to time to include any of the foregoing and make all necessary or appropriate filings with respect thereto.

(j)  Without limiting the generality of subsection (i), Debtor shall not register with the U.S. Copyright Office any unregistered copyrights (whether in existence on the date hereof or thereafter acquired, arising, or developed) unless Debtor provides Secured Party with written notice of its intent to register such copyrights not less than 30 days prior to the date of the proposed registration.

(k)  At Secured Party’s request, Debtor will use commercially reasonable efforts to obtain from each Person from whom Debtor leases any premises, and from each other Person at whose premises any Collateral is at any time present (including any bailee, warehouseman or similar Person), any such collateral access, subordination, landlord waiver, bailment, consent and estoppel agreements as Secured Party may require, in form and substance satisfactory to Secured Party.

(l)  Debtor shall comply with all of its obligations under any Pledged Collateral Agreements to which it is a party and shall enforce all of its rights thereunder. (ii) Debtor will take all actions necessary to cause each Pledged Collateral Agreement relating to Collateral consisting of any and all limited, limited liability and general partnership interests and limited liability company interests of any type or nature (“Partnership and LLC Collateral”) to provide specifically at all times that: (A) the Partnership and LLC Collateral shall be securities and shall be governed by Article 8 of the applicable Uniform Commercial Code; (B) each certificate of membership or partnership representing the Partnership and LLC Collateral shall bear a legend to the effect that such membership interest or partnership interest is a security and is governed by Article 8 of the applicable Uniform Commercial Code; and (C) no consent of any member, manager, partner or other Person shall be a condition to the admission as a member or partner of any transferee that acquires ownership of the Partnership and LLC Collateral as a result of the exercise by Secured Party of any remedy hereunder or under applicable law. (iii) Debtor shall not vote to enable or take any other action to amend or terminate, or waive compliance with any of the terms of, any Pledged Collateral Agreement, certificate or articles of incorporation, bylaws or other organizational documents, or otherwise cast any vote or grant or give any consent, waiver or ratification in respect of the Pledged Collateral, in any way that materially changes the rights of Debtor with respect to any Pledged Collateral in a manner adverse to the Secured Party or that adversely affects the validity, perfection or priority of Secured Party’s security interest therein.

(m)  In the event that Debtor acquires rights in any subsidiary after the date hereof, it shall deliver to Secured Party a completed supplement to Schedule 3, reflecting such new subsidiary. Notwithstanding the foregoing, it is understood and agreed that the security interest of Secured Party shall attach to any such subsidiary immediately upon Debtor’s acquisition of rights therein and shall not be affected by the failure of Debtor to deliver any such supplement to Schedule 3.

SECTION 6  Rights of Secured Party; Authorization; Appointment.

(a)  At the request of Secured Party, upon the occurrence and during the continuance of any Event of Default, all remittances received by Debtor in respect of its accounts and other rights to payment shall be held in trust for Secured Party and, in accordance with Secured Party’s instructions, remitted to Secured Party or deposited to an account of Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer).

(b)  At the request of Secured Party, upon the occurrence and during the continuance of any Event of Default, Secured Party shall be entitled to receive all distributions and payments of any nature with respect to any Pledged Collateral or instrument Collateral, and all such distributions or payments received by the Debtor shall be held in trust for Secured Party and, in accordance with Secured Party’s instructions, remitted to Secured Party or deposited to an account designated by Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer). Further, upon the occurrence and during the continuance of any Event of Default any such distributions and payments with respect to any Pledged Collateral held in any securities account shall be held and retained in such securities account, in each case as part of the Collateral hereunder, and Secured Party shall have the right, following prior written notice to the Debtor, to vote and to give consents, ratifications and waivers with respect to any Pledged Collateral and instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if Secured Party were the absolute owner thereof; provided that Secured Party shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to the Debtor or any other Person for any failure to do so or delay in doing so.

(c)  Secured Party shall have the right to, in the name of Debtor, or in the name of Secured Party or otherwise, upon notice to but without the requirement of assent by Debtor, and Debtor hereby constitutes and appoints Secured Party (and any of Secured Party’s officers, employees or agents designated by Secured Party) as Debtor’s true and lawful attorney-in-fact, with full power and authority to: (i) sign and file any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party’s security interest in the Collateral; (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; (iii) give notices of control, default or exclusivity (or similar notices) under any account control agreement or similar agreement with respect to exercising control over deposit accounts or securities accounts; and (iv) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party’s security interest therein and to accomplish the purposes of this Agreement. Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to clauses (ii), (iii) and (iv). The foregoing power of attorney is coupled with an irrevocable interest so long as the Obligations have not been paid and performed in full. Debtor hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 6.

SECTION 7  Events of Default. Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:

(a)  Debtor shall fail to pay when due any amount of principal of or interest on the Note or other amount payable hereunder or under the Note or any other Document or in respect of the Obligations.

(b)  Any representation or warranty by Debtor under or in connection with this Agreement, the Note or any other Document shall prove to have been incorrect in any material respect when made or deemed made.

(c)  Debtor shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement, the Note or any other Document on its part to be performed or observed and any such failure shall remain unremedied for a period of 5 days from the occurrence thereof; or any “Event of Default” as defined in the Note, or any default in any other Document, shall have occurred.

(d)  Any material impairment in the value of the Collateral or the priority of Secured Party’s Lien hereunder.

(e)  Any levy upon, seizure or attachment of any of the Collateral which shall not have been rescinded or withdrawn.

(f)  Any loss, theft or substantial damage to, or destruction (excluding destruction that occurs without the fault of the Debtor on account of an act of God) of, any material portion of the Collateral (unless within 5 days after the occurrence of any such event, Debtor furnishes to Secured Party evidence satisfactory to Secured Party that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies naming Secured Party as an additional named insured or loss payee).

SECTION 8  Remedies.

(a)  Upon the occurrence and during the continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, the Note or any other Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, (i) Secured Party may peaceably and without notice enter any premises of Debtor, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises of such Debtor or elsewhere, or, in the case of equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as Secured Party may determine; (ii) Secured Party may require any Debtor to assemble all or any part of the Collateral and make it available to Secured Party at any place and time designated by Secured Party; (iii) Secured Party may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law); (iv) Secured Party may sell, resell, lease, use, assign, license, sublicense, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Debtor’s assets, without charge or liability to Secured Party therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Secured Party deems advisable; provided, however, that Debtor shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party. Debtor recognizes that Secured Party may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtor hereby releases, to the extent permitted by law. Secured Party shall give Debtor such notice of any private or public sales as may be required by the UCC or other applicable law.

(b)  For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 8 or otherwise in connection with this Agreement, Debtor hereby grants to Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license or sublicense any intellectual property Collateral. The license granted by this Section 8(b) shall automatically expire upon the payment and performance in full of the Obligations.

(c)  Secured Party shall not have any obligation to clean up or otherwise prepare the Collateral for sale. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them, and Secured Party may release, modify or waive any Collateral provided by any other Person to secure any of the Obligations, all without affecting Secured Party’s rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third Person for any of the Obligations. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

(d)  To the extent Debtor uses the proceeds of any of the Obligations to purchase Collateral, Debtor’s repayment of the Obligations shall apply on a “first-in, first-out” basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

(e)  The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the reasonable costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 12 hereof; and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Debtor or otherwise disposed of in accordance with the UCC or other applicable law. Debtor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Collateral.

SECTION 9  Certain Waivers. Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Secured Party’s power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral

SECTION 10  Notices. All notices or other communications hereunder shall be in writing (including by facsimile transmission or by email) and mailed (by certified or registered mail), sent or delivered to the respective parties hereto at or to their respective addresses, facsimile numbers or email addresses set forth below their names on the signature pages hereof, or at or to such other address, facsimile number or email address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (ii) if sent by facsimile transmission or electronic mail, when sent. Electronic mail may be used only for routine communications, such as distribution of informational documents or documents for execution by the parties thereto, and may not be used for any other purpose.

SECTION 11  No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

SECTION 12  Costs and Expenses; Indemnification.

(a)  Debtor agrees to pay on demand: (i) the reasonable out-of-pocket costs and expenses of Secured Party, and the reasonable fees and disbursements of counsel to Secured Party, in connection with the negotiation, preparation, execution, delivery and administration of this Agreement and the Note, and any amendments, modifications or waivers of the terms thereof, and the custody of the Collateral; (ii) all title, appraisal, survey, audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by Secured Party in connection with this Agreement or the Collateral; and (iii) all costs and expenses of Secured Party, and the fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the Note, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral.

(b)  Debtor hereby agrees to indemnify Secured Party, any affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an “Indemnified Person”) against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person, which may be imposed on or incurred by any Indemnified Person, or asserted against any Indemnified Person by any third party or by Debtor, in any way relating to or arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the transactions contemplated hereby or the Collateral, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Debtor (the “Indemnified Liabilities”); provided that Debtor shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person’s gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, Debtor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(c)  Any amounts payable to Secured Party under this Section 12 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Note.

SECTION 13  Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Secured Party and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement.

SECTION 14  Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of [California], except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than California.

SECTION 15  Entire Agreement; Amendment. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

SECTION 16  Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 17  Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 18  Termination. Upon payment and performance in full of all Obligations, the security interest created under this Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all security interests given by Debtor to Secured Party hereunder.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

BOLT, INC., a Delaware corporation

By:
Name:
Title:

Address:

____________________________________
_________________________________________
_________________________________________

Attn:
Fax:
email:

GOFISH CORPORATION, a Nevada corporation

By:
Name:
Title:

Address:

500 Third Street, Suite 260
San Francisco, CA 94107
Attn: Michael Downing, President and CEO
Fax: (415) 738-8834
email:

EXHIBIT C

PATENT AND TRADEMARK SECURITY AGREEMENT

THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of June 22, 2007, is made between Bolt, Inc., a Delaware corporation (“Grantor”), and GoFish Corporation, a Nevada corporation (“Secured Party”).

Grantor and Secured Party hereby agree as follows:

1.  Definitions; Interpretation.

(a)  Terms Defined in Security Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

(b)  Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“PTO” means the United States Patent and Trademark Office.

“Security Agreement” means the Security Agreement of even date herewith, between Grantor and Secured Party.

(c)  Terms Defined in UCC. Where applicable and except as otherwise defined herein or in the Security Agreement, terms used in this Agreement shall have the meanings assigned to them in the UCC.

(d)  Interpretation. The rules of interpretation applicable to the Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

2.  Security Interest.

(a)  Grant of Security Interest. As security for the payment and performance of the Secured Obligations, Grantor hereby grants to Secured Party a security interest (which shall automatically expire upon payment and performance in full of the Secured Obligations) in all of Grantor’s right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which Grantor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the “Collateral”):

(i)  all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such patents and patent applications as described in Schedule A hereto), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

(ii)  all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such marks, names and applications as described in Schedule B hereto), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

(iii)  the entire goodwill of or associated with the businesses now or hereafter conducted by Grantor connected with and symbolized by any of the aforementioned properties and assets;

(iv)  all commercial tort claims associated with or arising out of any of the aforementioned properties and assets;

(v)  all accounts, all intangible intellectual or other similar property and other general intangibles associated with or arising out of any of the aforementioned properties and assets and not otherwise described above, including all license payments and payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral; and

(vi)  all products, proceeds and supporting obligations of or with respect to any and all of the foregoing Collateral.

(b)  Continuing Security Interest. Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 13 hereof.

3.  Supplement to Security Agreement. This Agreement has been granted in conjunction with the security interests granted to Secured Party under the Security Agreement. The rights and remedies of Secured Party with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.

4.  Representations and Warranties. Grantor represents and warrants to Secured Party that:

(a)  Patents. A true and correct list of all of the existing Collateral consisting of U.S. patents and patent applications and/or registrations owned by Grantor, in whole or in part, is set forth in Schedule A hereto.

(b)  Trademarks. A true and correct list of all of the existing Collateral consisting of U.S. trademarks, trademark registrations and/or applications owned by Grantor, in whole or in part, is set forth in Schedule B.

5.  Further Acts. On a continuing basis, Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted hereby, to ensure Grantor’s compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including, without limitation, any documents for filing with the PTO and/or any applicable state office. Secured Party may record this Agreement, an abstract thereof, or any other document describing Secured Party’s interest in the Collateral with the PTO, at the expense of Grantor.

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6.  Authorization to Supplement. If Grantor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to Secured Party with respect to any such new trademarks or patents, or renewal or extension of any trademark registration. Without limiting Grantor’s obligations under this Section 6, Grantor authorizes Secured Party to modify this Agreement by amending Schedules A or B hereto to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B hereto shall in any way affect, invalidate or detract from Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule A or B.

7.  Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Grantor, Secured Party and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement. Grantor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as specifically permitted by the Security Agreement.

8.  Notices. All notices or other communications hereunder shall be in writing (including by facsimile transmission or by email) and mailed (by certified or registered mail), sent or delivered to the respective parties hereto at or to their respective addresses, facsimile numbers or email addresses set forth below their names on the signature pages hereof, or at or to such other address, facsimile number or email address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (ii) if sent by facsimile transmission or electronic mail, when sent. Electronic mail may be used only for routine communications, and may not be used for any other purpose.

9.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than California.

10.  Amendment; Conflict. This Agreement is subject to modification only by a writing signed by the parties, except as provided herein. To the extent that any provision of this Agreement conflicts with any provision of the Security Agreement, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Security Agreement.

11.  Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

12.  Termination. Upon payment and performance in full of all Secured Obligations, the security interests created by this Agreement shall terminate and Secured Party shall promptly execute and deliver to Grantor such documents and instruments reasonably requested by Grantor as shall be necessary to evidence termination of all such security interests given by Grantor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

Grantor

BOLT, INC.

By:
Name:
Title:

Address:
____________________________
________________________________
________________________________
Attn.:
Fax:
Email:

Secured Party

GOFISH CORPORATION

By:
Name:
Title:

Address:

500 Third Street, Suite 260
San Francisco, CA 94107
Attn: Michael Downing, President and CEO
Fax: (415) 738-8834
Email: ________________________________

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